SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                     _________________________________

                                  FORM 8-K

                               Current Report
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):   June 1, 2004


                      HEADLINERS ENTERTAINMENT GROUP, INC.
            -----------------------------------------------------
            (Exact name of Registrant as Specified in its Charter)


      Delaware                      0-33145                 84-1195628
 ----------------------------------------------------------------------------
 (State of Incorporation)    (Commission File           (IRS Employer
                              Number)                    Identification No.)


                  501 Bloomfield Avenue, Montclair, NJ 07042
                  ------------------------------------------
                   (Address of principal executive offices)

                                (973) 233-1233
                        -------------------------------
                        Registrant's Telephone Number

                          Rascals International, Inc.
                 -----------------------------------------
                (Former name, if changed since last report)





Item 5  Name Change; Increase in Authorized Shares

     On June 1, 2004 the Registrant filed an amendment to its certificate of incorporation with the Secretary of State of Delaware. The effect of the amendment was:

     1. The corporate name of the Registrant was changed from "Rascals International, Inc." to "Headliners Entertainment Group, Inc."

     2. The authorized number of shares of common stock was increased from 100,000,000 to 500,000,000.


                                  EXHIBITS

1.      Certificate of Amendment of Certificate of Incorporation.



                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  HEADLINERS ENTERTAINMENT GROUP,INC.


Dated: June 1, 2004               By:/s/ Eduardo Rodriguez
                                  --------------------------
                                  Eduardo Rodriguez
                                  Chief Executive Officer


                     *       *       *       *       *


                                 Exhibit 1

                         CERTIFICATE OF AMENDMENT
                                    OF
                       CERTIFICATE OF INCORPORATION
                                    OF
                        RASCALS INTERNATIONAL, INC.

          RASCALS INTERNATIONAL, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify:

          FIRST:   That the Board of Directors of the said corporation, by the unanimous consent of its members, filed with the minutes of the Board, adopted resolutions proposing and declaring advisable the following amendments to the Certificate of Incorporation of said corporation:

          RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "FIRST" so that, as amended, said Article be and read as follows:

          "FIRST: The name of the corporation shall be Headliners Entertainment Group, Inc."

          RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "FOURTH" so that, as amended, said Article be and read as follows:

          'FOURTH:   (A) The aggregate number of shares of stock which the
          Corporation shall have the authority to issue is five hundred five million (505,000,000) shares, consisting of five hundred million (500,000,000) shares of Common Stock with $.001 par value and five million (5,000,000) shares of Preferred Stock with $.01 par value. The Board of Directors is authorized, subject to limitations prescribed by law and the provisions hereof, to provide for the issuance from time to time of Preferred Stock in one or more series, and by filing a certificate pursuant to Sec 151 of the Delaware General Corporation Law, as amended and supplemented from time to time, to establish the number of shares to be included in each such series, and fix the voting powers, designations, preferences, rights, qualifications, limitations and restrictions of the shares of each such series not fixed hereby. The aforesaid authorization of the Board shall include, but not be limited to, the power to provide for the issuance of shares of any series of Preferred Stock convertible, at the option of the holder or of the Corporation or both, into shares of any other class or classes or of any series of the same or any other class or classes.

          (B) At 8:00 p.m., New Jersey time, on March 28, 2003 (the "Reverse Split Date"), each share of Common Stock of the Corporation issued and outstanding immediately prior to the Reverse Split Date (referred to in this paragraph B as the "Old Common Stock"), automatically and without any action on the part of the holder thereof will be reclassified and changed into two one-thousandths (0.002) of a share of Common Stock of the Corporation, par value $.001 per share, authorized under Paragraph A of this Article Fourth (referred to in this Paragraph B as the "New Common Stock."), subject to treatment of fractional shares described below. Each holder of a certificate(s) representing outstanding shares of Old Common Stock immediately prior to the Reverse Split Date ("Old Certificate(s)") will be entitled to receive, upon surrender of such Old Certificate(s) to the Corporation's transfer agent (the "Agent") for cancellation, a certificate(s) representing one share of New Common Stock for each five hundred shares of the Old Common Stock represented by such Old Certificate(s) (the "New Certificate(s)"). From and after the Reverse Split Date, Old Certificates shall confer no right upon the holders thereof other than the right to exchange them for the New Certificates, pursuant to the provisions hereof. No certificates or scrip representing fractional share interests in New Common Stock will be issued, and no such fractional share interest will entitle the holder thereof to vote, or to any rights of a shareholder of the Corporation. Rather, the Corporation will aggregate all fractions and cause the resulting whole shares to be purchased. Shareholders will receive cash at a rate of Four Dollars and Fifty Cents ($4.50) per share in lieu of any fraction of a share of the New Common Stock that such shareholders would otherwise have received. In the event the Agent determines that a holder of Old Certificate(s) has not tendered all of his Old Certificates to the Agent for exchange, the Agent shall carry forward any fractional share until all Old Certificates of that holder have been presented to the Agent for exchange. From and after the Reverse Split Date the amount of capital represented by each share of the New Common Stock shall be $.001, and the difference between the capital represented by the shares of Old Common Stock and the shares of New Common Stock shall be reclassified as capital surplus, until thereafter reduced or increased in accordance with applicable law."

          SECOND:   That the said amendment has been adopted by the written
consent of the holders of a majority of the issued and outstanding shares of each class of stock of the Corporation.

          THIRD:   That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of Delaware.

          IN WITNESS WHEREOF, said RASCALS INTERNATIONAL, INC. has caused this certificate to be signed by its President and Secretary this 24th day of May, 2004.

                                   RASCALS INTERNATIONAL, INC.


                                   By: /s/Eduardo Rodriguez
                                   ------------------------------
                                   Eduardo Rodriguez, President
Attest:

/s/Michael Margolies
------------------------------
Michael Margolies, Secretary